                                      Rule 497(e) File Nos. 2-90518 and 811-4006

Prospectus  March 2, 1998

As Supplemented June 15, 1998

CitiSelect(R) Folio 200
CitiSelect(R) Folio 300
CitiSelect(R) Folio 400
CitiSelect(R) Folio 500

This Prospectus describes four diversified mutual funds managed by Citibank,
N.A.: CitiSelect(R) Folio 200, CitiSelect(R) Folio 300, CitiSelect(R) Folio 400 and CitiSelect(R) Folio 500. Each Fund has its own investment objective and policies. The Funds are asset allocation funds that offer investors a convenient way to own a professionally managed portfolio tailored to specific investment goals.

This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. A Statement of Additional Information dated March 2, 1998 (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Funds may be made, by calling 1-800-625-4554. The Statement of Additional Information and other related materials are available on the SEC's Internet web site (http://www.sec.gov).

------------------------------------------------------------------------------

REMEMBER THAT SHARES OF THE FUNDS:

    o  ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY;

    o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK OR ANY OF ITS AFFILIATES;

    o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

Prospectus Summary                                                           3
------------------------------------------------------------------------------
Expense Summary                                                              6
------------------------------------------------------------------------------
Condensed Financial Information                                              8
------------------------------------------------------------------------------
Investment Information                                                      10
------------------------------------------------------------------------------
Risk Considerations                                                         16
------------------------------------------------------------------------------
Valuation of Shares                                                         18
------------------------------------------------------------------------------
Purchases                                                                   19
------------------------------------------------------------------------------
Exchanges                                                                   19
------------------------------------------------------------------------------
Redemptions                                                                 20
------------------------------------------------------------------------------
Dividends and Distributions                                                 21
------------------------------------------------------------------------------
Management                                                                  21
------------------------------------------------------------------------------
Tax Matters                                                                 26
------------------------------------------------------------------------------
Performance Information                                                     27
------------------------------------------------------------------------------
General Information                                                         27
------------------------------------------------------------------------------
Appendix -- Permitted Investments and Investment Practices                  30
------------------------------------------------------------------------------

PROSPECTUS SUMMARY

See the body of the Prospectus for more information on the topics discussed in this summary.

THE FUNDS: This Prospectus describes four diversified mutual funds: CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500. Each Fund has its own investment objective and policies. There can be no assurance that any Fund will achieve its objective. Because each Fund invests through multiple Portfolios, all references in this Prospectus to a Fund include its underlying Portfolios, except as otherwise noted.

INVESTMENT OBJECTIVES: Each Fund is a total return fund that allocates its investments among three primary classes of assets -- equity, fixed income and money market securities. Each Fund's asset mix is designed to offer a different level of potential return within a corresponding level of risk. The investment objective of each Fund is as follows:

CitiSelect Folio 200: as high a total return over time as is consistent with a primary emphasis on a combination of fixed income and money market securities, and a secondary emphasis on equity securities.

CitiSelect Folio 300: as high a total return over time as is consistent with a balanced emphasis on equity and fixed income securities.

CitiSelect Folio 400: as high a total return over time as is consistent with a primary emphasis on equity securities, and a secondary emphasis on fixed income securities.

CitiSelect Folio 500: as high a total return over time as is consistent with a dominant emphasis on equity securities and a small allocation to fixed income securities.

PRINCIPAL INVESTMENTS: Each Fund is a carefully selected and professionally managed diversified mix of equity, fixed income and money market investments that are structured to achieve specific risk and return objectives. CitiSelect Folio 200 invests primarily in fixed income and money market securities. CitiSelect Folio 300 emphasizes both equity securities and fixed income securities. CitiSelect Folio 400 and CitiSelect Folio 500 invest primarily in equity securities. Current income is not a primary consideration for the CitiSelect Portfolios.

INVESTMENT MANAGER: Citibank, N.A., a wholly-owned subsidiary of Citicorp, is the investment manager. Citibank and its affiliates manage more than $88 billion in assets worldwide. See "Management."

PURCHASES AND REDEMPTIONS: Investors may purchase and redeem shares of the Funds through a Service Agent on any day the New York Stock Exchange is open for trading. See "Purchases" and "Redemptions."

PRICING: Shares of the Funds are purchased and redeemed at net asset value, without a sales load or redemption fees. Shares of each Fund are subject to a fee of up to 0.50% per annum of the Fund's average daily net assets for distribution, sales and marketing and shareholder services. See "Purchases" and "Management -- Distribution Arrangements."

EXCHANGES: Shares of each Fund may be exchanged for shares of each other Fund and for shares of certain other CitiFunds.(SM) See "Exchanges."

DIVIDENDS: Dividends, if any, are declared and paid quarterly for CitiSelect Folio 200 and CitiSelect Folio 300 and annually for CitiSelect Folio 400 and CitiSelect Folio 500. Net capital gains, if any, are distributed annually. See "Dividends and Distributions."

REINVESTMENT: All dividends and capital gains distributions may be received either in cash or in Fund shares at net asset value. See "Dividends and Distributions."

WHO SHOULD INVEST: The Funds are designed for investors seeking to reduce the risks of investing in a single asset or asset class and to cushion the volatility of financial markets through broad diversification of portfolio holdings and the allocation of their assets across several classes of assets. The Funds offer a convenient way to own a diversified professionally managed portfolio tailored to specific investment goals and expectations of risk and return. While time horizon is a factor, it is not necessarily the determinative factor in choosing to invest in one of the Funds. Investment goals, such as buying a home, educating children or saving for retirement, all determine the appropriate asset allocation and amount of risk that an investor seeks. See "Investment Information" and "Risk Considerations."

CitiSelect Folio 200 is expected to be the least volatile of the four Funds and is designed for the investor who is seeking relatively lower risk provided by substantial investments in fixed income and money market securities, but who also seeks some capital growth. CitiSelect Folio 300 is designed for the investor seeking a balanced approach by emphasizing stocks for their higher capital appreciation potential but retaining a significant fixed income investment component to temper volatility. CitiSelect Folio 400 and CitiSelect Folio 500 are designed for the investor willing and able to take higher risks in the pursuit of long-term capital appreciation. CitiSelect Folio 500 is expected to be the most volatile of the four Funds and is designed for the investor who can withstand greater market swings to seek potential long-term rewards. CitiSelect Folio 400 is designed for the investor seeking long-term rewards, but with less volatility.

RISK FACTORS: There can be no assurance that any Fund will achieve its investment objective, and each Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. Equity securities fluctuate in value based on many factors, including actual and anticipated earnings, changes in management, political and economic developments and the potential for takeovers and acquisitions. The value of debt securities generally fluctuates based on changes in the actual and perceived creditworthiness of issuers. Also, the value of debt securities generally goes down when interest rates go up, and vice versa. As a result, shares may be worth more or less at redemption than at the time of purchase.

Each Fund may invest a portion of its assets in securities of companies with small market capitalizations. Securities of small cap companies may have more risks than the securities of other companies. Small cap companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. There is often less publicly available information about small cap companies than about more established companies. As a result of these and other factors, the prices of securities issued by small cap companies may be volatile. Shares of the Funds, therefore, may be subject to greater fluctuation in value than shares of a fund with more of its investments in securities of larger, more established companies.

Each Fund may invest a portion of its assets in non-U.S. securities. The special risks of investing in non-U.S. securities include possible adverse political, social and economic developments abroad, differing regulations to which non-U.S. issuers are subject and different characteristics of non-U.S. economies and markets. The Funds' non-U.S. securities often will trade in non-U.S. currencies, which can be volatile and may be subject to governmental controls or intervention. In addition, securities of non-U.S. issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Each Fund may invest in securities of issuers in developing countries. Investors in the Funds should be able to assume the heightened risks and volatility associated with investment in developing countries, including greater risks of expropriation, confiscatory taxation and nationalization and less social, political and economic stability; smaller (and, in many cases, new) markets resulting in price volatility and illiquidity; national policies which may restrict investment opportunities; and the absence of developed legal structures.

Certain investment practices, such as the use of forward non-U.S. currency exchange contracts, also may entail special risks. See "Risk Considerations" and the Appendix for more information.

EXPENSE SUMMARY

The following table summarizes estimated shareholder transaction and annual operating expenses for each Fund and its underlying Portfolios*. For more information on costs and expenses, see "Management" -- page 21 and "General Information -- Expenses" -- page 29.**

                                                      CITISELECT     CITISELECT     CITISELECT     CITISELECT
                                                       FOLIO 200      FOLIO 300      FOLIO 400      FOLIO 500
-------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                            None           None           None           None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE
  NET ASSETS):
Management Fees                                            0.75%          0.75%          0.75%          0.75%
12b-1 Fees (including service fees)(1)                     0.50%          0.50%          0.50%          0.50%
Other Expenses (after fee waivers and                      0.25%          0.25%          0.35%          0.35%
  reimbursements)(2)
-------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses(2)                           1.50%          1.50%          1.60%          1.60%
-------------------------------------------------------------------------------------------------------------

  (1)Includes fees for distribution and shareholder servicing.

  (2)Absent fee waivers and reimbursements, "Other Expenses" and "Total Fund Operating Expenses" would be 0.50% and 1.75% for CitiSelect Folio 200 and 0.27% and 1.52% for CitiSelect Folio 300.

    *Each Fund invests in multiple Portfolios which are series of separately registered investment companies. Each Fund's "Total Fund Operating Expenses" listed above includes the Fund's pro-rata share of each Portfolio's expenses. The total operating expenses of each Portfolio are estimated to be 0.49% for Short-Term Portfolio, 0.60% for Intermediate Income Portfolio, 0.78% for Large Cap Value Portfolio, 0.89% for Small Cap Value Portfolio, 0.97% for International Portfolio, 0.74% for Foreign Bond Portfolio, 0.88% for Small Cap Growth Portfolio, and 0.71% for Large Cap Growth Portfolio.

   **This table is intended to assist investors in understanding the various costs and expenses that a shareholder of a Fund will bear, either directly or indirectly. Expenses in the table and in the Example below are based on the Funds' fiscal year ended October 31, 1997, as adjusted for current year operating expenses. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue. Long-term shareholders in a Fund could pay more in distribution charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming redemption at the end of each period indicated below:

                                 ONE        THREE         FIVE          TEN
                                YEAR        YEARS        YEARS        YEARS
-----------------------------------------------------------------------------
CITISELECT FOLIO 200             $15          $47          $82         $179
CITISELECT FOLIO 300             $15          $47          $82         $179
CITISELECT FOLIO 400             $16          $50          $87         $190
CITISELECT FOLIO 500             $16          $50          $87         $190
-----------------------------------------------------------------------------

The Example assumes a 5% annual return and that all dividends are reinvested and reflects certain voluntary fee waivers and reimbursements. If fee waivers and reimbursements were not made, the amounts in the example would be $18, $55, $95, and $206 for CitiSelect Folio 200 and $15, $48, $83, and $181 for CitiSelect Folio 300. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of any Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS OF ANY FUND. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

The following tables provide condensed financial information about the Funds for the periods indicated. This information should be read in conjunction with the financial statements appearing in the Funds' Annual Report to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, have been audited by Price Waterhouse LLP, independent accountants. The accountants' reports are included in the Funds' Annual Report. Copies of the Annual Report may be obtained without charge from an investor's Service Agent or by calling 1-800-625-4554.

                          CITISELECT FOLIO 200      CITISELECT FOLIO 300      CITISELECT FOLIO 400     CITISELECT FOLIO 500
                         TEN MONTHS    JUNE 17,    TEN MONTHS    JUNE 17,    TEN MONTHS   JUNE 17,    TEN MONTHS    SEPT. 3,
                           ENDED       1996+ TO       ENDED      1996+ TO      ENDED      1996+ TO       ENDED      1996+ TO
                          OCT. 31,     DEC. 31,      OCT. 31,    DEC. 31,     OCT. 31,    DEC. 31,     OCT. 31,     DEC. 31,
                          1997(B)       1996         1997(B)      1996        1997(B)       1996        1997(B)       1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $  10.50     $  10.00     $  10.66     $  10.00     $  10.82     $  10.00     $  10.69    $  10.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM
  OPERATIONS:
Net investment
 income ............        0.138        0.128        0.101        0.088        0.037        0.042        0.044       0.019
Net realized and
 unrealized gain on
 investments .              0.722        0.506        0.974        0.671        1.183        0.841        1.346       0.701
----------------------------------------------------------------------------------------------------------------------------
  Total from
   operations ......        0.860        0.634        1.075        0.759        1.220        0.883        1.390       0.720
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment
 income ............       (0.007)      (0.112)      (0.002)      (0.075)      (0.003)      (0.029)         --       (0.019)
Net realized gain on
 investments .......       (0.023)      (0.022)      (0.023)      (0.024)      (0.027)      (0.034)         --         --
In excess of net
 income ............          --           --           --           --           --           --           --       (0.001)
In excess of
 realized gains on
 investments .......          --           --           --           --           --           --           --       (0.010)
----------------------------------------------------------------------------------------------------------------------------
  Total
   distributions ...       (0.030)      (0.134)      (0.025)      (0.099)      (0.030)      (0.063)         --       (0.030)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end
 of period ..........     $  11.33     $  10.50     $  11.71     $  10.66     $  12.01     $  10.82     $  12.08     $ 10.69
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's
 omitted) ............   $166,203     $102,775     $325,193     $195,428     $455,747     $253,556     $202,823     $85,072
Ratio of expenses to
 average net assets(A)      1.50%*       1.50%*       1.50%*       1.50%*       1.65%*       1.75%*       1.72%*      1.75%*
Ratio of net
 investment income
 to average net
 assets ............        2.88%*       2.84%*       2.30%*       2.38%*       1.39%*       1.39%*       0.88%*      1.09%*
Total return .......        8.21%**      6.38%**     10.09%**      7.61%**     11.28%**      8.84%**     13.00%**     7.20%**

Note: If agents of the Funds and the agents of Asset Allocation Portfolios had not voluntarily agreed to waive a portion of their fees, and the Sub-administrator not assumed expenses for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment
 income (loss) per
 share .............     $  0.126     $  0.076     $  0.100     $  0.060     $  0.037     $  0.028     $  0.040     $ 0.001
Ratios:
Expenses to average
 net assets (A) ....        1.75%*       2.66%*       1.52%*       2.26%*       1.65%*       2.20%*       1.80%*      2.80%*
Net investment
 income to average
 net assets ........        2.63%*       1.68%*       2.28%*       1.62%*       1.39%*       0.93%*       0.80%*      0.04%*

(A) Includes allocated expenses for the periods indicated, for CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400,
    and CitiSelect Folio 500 share of Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio
    400 and Asset Allocation Portfolio 500, respectively.
(B) The Fund changed its fiscal year end from December 31 to October 31.
  * Annualized.
 ** Not annualized.
  + Commencement of Operations.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVES: Each Fund is a total return fund that allocates its investments among three primary classes of assets -- equity, fixed income and money market securities. Each Fund's asset mix is designed to offer a different level of potential return within a corresponding level of risk. The investment objective of each Fund is as follows:

The investment objective of CitiSelect Folio 200 is as high a total return over time as is consistent with a primary emphasis on a combination of fixed income and money market securities, and a secondary emphasis on equity securities.

The investment objective of CitiSelect Folio 300 is as high a total return over time as is consistent with a balanced emphasis on equity and fixed income securities.

The investment objective of CitiSelect Folio 400 is as high a total return over time as is consistent with a primary emphasis on equity securities, and a secondary emphasis on fixed income securities.

The investment objective of CitiSelect Folio 500 is as high a total return over time as is consistent with a dominant emphasis on equity securities and a small allocation to fixed income securities.

The investment objective of each Fund may be changed by its Trustees without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES:

THE FUNDS

CitiSelect Folio 200 is expected to be the least volatile of the four Funds and is designed for the investor who is seeking relatively lower risk provided by substantial investments in fixed income and money market securities, but who also seeks some capital growth. CitiSelect Folio 300 is designed for the investor seeking a balanced approach by emphasizing stocks for their higher capital appreciation potential but retaining a significant fixed income investment component to temper volatility. CitiSelect Folio 400 and CitiSelect Folio 500 are designed for the investor willing and able to take higher risks in the pursuit of long-term capital appreciation. CitiSelect Folio 500 is expected to be the most volatile of the four Funds, and is designed for the investor who can withstand greater market swings to seek potential long-term rewards. CitiSelect Folio 400 is designed for the investor seeking long-term rewards, but with less volatility.

INVESTMENT STRATEGY
Each Fund is a carefully selected and professionally managed diversified mix of equity, fixed income and money market investments. As the Funds' investment manager, Citibank allocates each Fund's assets among these three classes of investments to seek to achieve certain risk and return objectives. In making asset allocations, Citibank considers long-term performance and valuation measures within and between asset classes and the effects of market and economic variables on those relationships. Each Fund's allocation or asset mix is determined by Citibank to be an optimal combination of stocks, bonds and money market instruments that reduces risk and maximizes potential return for that Fund's distinct investment objective.

The Funds' asset allocations generally correlate to different levels of investment risk and return. Equity securities typically have the potential to outperform fixed income securities over the long term. Equity securities have the greatest potential for growth of capital, yet are generally the most volatile of the three asset types. Fixed income and money market securities sometimes move in the opposite direction of equity securities and may provide investment balance to a Fund. The risks of each asset class will vary.

Citibank expects that, in general, each Fund's assets will be allocated among the equity, fixed income and money market asset classes as provided in the following chart. However, cash flows of a Fund or changes in market valuations could produce different results. Citibank will review each Fund's asset allocation quarterly and expects, in general, to rebalance the Fund's investments, if necessary, at that time. Rebalancing may be accomplished over a period of time and may be limited by tax and regulatory requirements.

                                                ASSET CLASS RANGE
                                                        FIXED              MONEY
                                    EQUITY             INCOME             MARKET
--------------------------------------------------------------------------------
CitiSelect Folio 200                25-45%             35-55%             10-30%
CitiSelect Folio 300                40-60%             35-55%              1-10%
CitiSelect Folio 400                55-85%             15-35%              1-10%
CitiSelect Folio 500                70-95%              5-20%              1-10%

Each asset class includes other investments described in the Appendix or elsewhere in this Prospectus that are deemed related to the management of that asset class. Percentage ranges shown for the equity and fixed income classes include investment positions that seek equivalent asset class exposure or to enhance income for that asset class. When money market instruments are used in connection with these positions they will be counted towards the assets of the applicable asset class and not towards the money market class.

Citibank will diversify the equity class of each Fund by allocating the Fund's portfolio of equity securities among large capitalization securities, small capitalization securities and international securities. Citibank will diversify the fixed income class of each Fund by allocating the Fund's portfolio of fixed income securities among U.S. and foreign government and corporate bonds. There is no requirement that Citibank allocate a Fund's assets among all of the foregoing types of equity and fixed income securities at all times. These types of securities have been selected because Citibank believes that this additional level of asset diversification will provide a Fund with the potential for higher returns with lower overall volatility.

From time to time the Funds may employ Subadvisers to perform the daily management of a particular asset class for the Funds or of specific types of securities within a particular asset class. Citibank will monitor and supervise the activities of the Subadvisers and may terminate the services of any Subadviser at any time. See "Management." In allocating each Fund's investments among various asset classes and in supervising the Subadvisers, Citibank employs a multi-style and multi-manager diversification strategy. Citibank believes that there are periods when securities with particular characteristics, or an investment style, outperform other types of securities in the same asset class. For example, at certain times, equity securities with growth characteristics outperform equities with income characteristics, and vice versa. Citibank will seek to take advantage of this by blending asset classes and investment styles on a complementary basis in an effort to maximize the consistency of returns over longer time periods, and to reduce volatility.

In supervising the Subadvisers, Citibank will also be taking into account the expertise they have demonstrated in particular areas and the historical results they have achieved within selected asset classes or investment styles. By combining these attributes with selected asset classes and styles, Citibank will seek to increase returns.

The following Subadvisers are responsible for the daily management of the following kinds of securities: large capitalization value securities, Miller Anderson & Sherrerd, LLP; small capitalization value securities, Franklin Advisory Services, Inc.; international equity securities, Hotchkis and Wiley; and foreign government securities, Pacific Investment Management Company. Citibank is responsible for the daily management of all other kinds of securities of the Funds, including large capitalization growth securities, small capitalization growth securities, fixed income securities and money market securities.

Each Fund invests in multiple Portfolios. Each Portfolio invests directly in securities in a particular asset class, such as large capitalization growth securities and related investments, or foreign government securities and related investments. As a result, all of the Funds' securities in a particular asset class are managed in a single pool.

THE EQUITY CLASS
Equity securities include common stocks, securities convertible into common stocks, preferred stocks, warrants for the purchase of stock and depositary receipts (receipts which represent the right to receive the securities of non-U.S. issuers deposited in a U.S. or correspondent bank). While equity securities historically have experienced a higher level of volatility risk than fixed income securities, they also historically have produced higher levels of total return. Longer term, investors with diversified equity portfolios have a higher probability of achieving their investment goals with lower levels of volatility than those who have not diversified.

Each Fund will diversify its equity portfolio by investing those assets which are allocated to the equity class among equity securities issued by large capitalization issuers, small capitalization issuers and international issuers. The mix of equity securities will vary from Fund to Fund. For example, the equity class of CitiSelect Folio 400 will emphasize securities of small cap issuers. The equity class of CitiSelect Folio 300 will emphasize securities of large cap and small cap issuers. There is no requirement that each Fund invest in each type of equity security.

Large Cap Issuers. Large cap issuers are those with market capitalizations within the top 1,000 stocks of the equity market. In the selection of equity securities of large cap issuers, securities issued by established companies with stable operating histories are emphasized.

Small Cap Issuers. Small cap issuers are those with market capitalizations below the top 1,000 stocks of the equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. Small cap companies are generally represented in new or rapidly changing industries. They may offer more profit opportunity in growing industries and during certain economic conditions than do large and medium sized companies. However, small cap companies also involve special risks. Often, liquidity and overall business stability of a small cap company may be less than that associated with larger capitalized companies. Small cap stocks frequently involve smaller, rapidly growing companies with high growth rates, negligible dividend yields and extremely high levels of volatility.

International Issuers. International issuers are those based outside the United States. In the selection of equity securities of international issuers, securities included in the Morgan Stanley Capital International Europe, Australia and Far East Index (called the EAFE Index) are emphasized. The EAFE Index contains approximately 1,100 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. In addition, securities of issuers located in emerging markets may be selected. The U.S. investor may benefit from exposure to international equity securities and foreign economies, which may be influenced by distinctly different factors impacting a country's rate of economic growth, interest rate structure, currency, industry and local stock market environment. In addition, investments in the non-U.S. equity markets allow for further diversification as many countries and regions have risk/reward characteristics and market performance that are not highly correlated to each other or to the U.S. market. International investments, however, particularly in emerging countries, are subject to special risks not generally present in domestic equity investments.

See "Risk Considerations" for certain risks associated with investing in equity securities.

THE FIXED INCOME CLASS
Fixed income securities include bonds and short-term obligations. Fixed income securities, in general, offer a fixed stream of cash flow and may provide good to moderate relative total return benefits over time. Most bond investments focus on generating income, while the potential for capital appreciation is a secondary objective. The bond markets provide diversification benefits to a holder of equity securities depending upon the characteristics of the bonds comprising the fixed income class of each Fund. The value of fixed income securities generally fluctuates inversely with changes in interest rates, and also fluctuates based on other market and credit factors as well.

Each Fund will diversify its fixed income portfolio by investing those assets which are allocated to the fixed income class among investment grade corporate debt obligations and securities issued by the U.S. Government and its agencies and instrumentalities and by foreign governments. Investment grade securities are those rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Ratings Group or securities which are not rated by these rating agencies, but which Citibank or a Subadviser believes to be of comparable quality. Securities rated Baa or BBB and securities of comparable quality may have speculative characteristics.

The mix of fixed income securities may vary from Fund to Fund. There is no requirement that each Fund invest in each type of fixed income security. The Funds may invest in securities with all maturities, including long bonds (10+ years), intermediate notes (3 to 10 years) and short-term notes (1 to 3 years).

Government Securities. U.S. Government securities may provide opportunities for income with minimal credit risk. U.S. Treasury securities are considered the safest of all government securities. U.S. Government securities are high quality instruments issued or guaranteed as to principal and interest by the U.S. Government or by an agency or instrumentality of the U.S. Government. Securities issued or guaranteed as to principal and interest by foreign governments or agencies or instrumentalities of foreign governments (which include securities of supranational agencies) also may provide opportunities for income with minimal credit risk. Government securities are, however, not immune from the market risk of principal fluctuation associated with changing interest rates.

Corporate Bonds. Investment in bonds of U.S. and foreign corporate issuers may provide relatively higher levels of current income. These bonds are used by U.S. and foreign corporate issuers to borrow money from investors, and may have varying maturities. Corporate bonds have varying degrees of quality and varying degrees of sensitivity to changes in interest rates. The value of these investments fluctuates based on changes in interest rates and in the underlying credit quality of the bond issuers represented in the portfolio.

See "Risk Considerations" for certain risks associated with investing in fixed income securities.

THE MONEY MARKET CLASS
Each Fund will invest those assets which are allocated to the money market class in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These instruments include short-term obligations of the U.S. Government and repurchase agreements covering these obligations, commercial paper of U.S. and foreign issuers, bank obligations (such as certificates of deposit, bankers' acceptances and fixed time deposits) of U.S. and non-U.S. banks and obligations issued or guaranteed by the governments of Western Europe, Scandinavia, Australia, Japan and Canada. These investments provide opportunities for income with low credit risk, and may result in a lower yield than would be available from investments with a lower quality or a longer term.

CERTAIN ADDITIONAL INVESTMENT POLICIES:
Futures. Each of the Funds may use financial futures in order to protect the Fund from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. The Funds also may purchase stock index and foreign currency futures in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security, an index of securities or other assets. In many cases, the futures contracts that may be purchased by the Funds are standardized contracts traded on commodities exchanges or boards of trade. See the Appendix for more information.

Temporary Investments. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

Other Permitted Investments. For more information regarding the Funds' permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 30. The Funds will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserve the right to do so.

Investment Restrictions. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Funds, including a limitation that each Fund may borrow money from banks in an amount not to exceed 1/3 of the Fund's net assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Except as otherwise indicated, the Funds' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Fund's securities will not be a violation of policy.

Portfolio Turnover. Securities of each Fund will be sold whenever it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the periods June 17, 1996 (September 3, 1996 for CitiSelect Folio 500) (commencement of operations) through December 31, 1996 and January 1, 1997 through October 31, 1997, the portfolio turnover rates for the Funds were as follows: CitiSelect Folio 200, 147% and 177%, respectively; CitiSelect Folio 300, 132% and 154%, respectively; CitiSelect Folio 400, 130% and 151%, respectively; and CitiSelect Folio 500, 27% and 92%, respectively. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.

Brokerage Transactions. In connection with the selection of brokers or dealers for securities transactions for the Funds and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services to the Funds or the other accounts over which Citibank, the Subadvisers or their affiliates exercise investment discretion. Each Fund is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Fund determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer.

RISK CONSIDERATIONS

The risks of investing in each Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

Changes in Net Asset Value. Each Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. During periods of rising interest rates the value of debt securities generally declines, and during periods of falling rates the value of these securities generally increases. Changes by recognized rating agencies in the rating of any debt security, and actual or perceived changes in an issuer's ability to make principal or interest payments, also affect the value of these investments.

Credit Risk of Debt Securities. Investors should be aware that securities offering above average yields may at times involve above average risks. Securities rated Baa by Moody's or BBB by S&P and equivalent securities may have speculative characteristics. Adverse economic or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade obligations.

Non-U.S. Securities. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Funds. Prices at which a Fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund.

Because non-U.S. securities often are denominated in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned and gains and losses realized on the sale of securities. In addition, some non-U.S. currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.

The Funds may invest in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in developing countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return, and greater risks, to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability;
(ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

Equity securities traded in certain foreign countries may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Rapid increases in money supply in certain countries may result in speculative investment in equity securities which may contribute to volatility of trading markets.

The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratios of the Funds may be higher than those of investment companies investing exclusively in U.S. securities.

Small Cap Companies. Investors in the Funds should be aware that the securities of companies with small market capitalizations may have more risks than the securities of other companies. Small cap companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. Further, there is often less publicly available information about small cap companies than about more established companies. As a result of these and other factors, the prices of securities issued by small cap companies may be volatile. Shares of the Funds, therefore, may be subject to greater fluctuation in value than shares of a fund with more of its investments in securities of larger, more established companies.

Investment Practices. Certain of the investment practices employed for the Funds may entail certain risks. These risks are in addition to the risks described above and are described in the Appendix. See the Appendix -- Permitted Investments and Investment Practices on page 30.

VALUATION OF SHARES

Net asset value per share of each Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets of a Fund (including the Fund's interest in its Portfolios), then subtracting the liabilities charged to that Fund, and then dividing the result by the number of outstanding shares of the Fund. The net asset value per share is effective for orders received and accepted by the Transfer Agent prior to its calculation.

Portfolio securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value. Non-U.S. securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In light of the non-U.S. nature of some of each Fund's investments, trading may take place in securities held by the Funds on days which are not Business Days and on which it will not be possible to purchase or redeem shares of the Funds.

PURCHASES

Shares of the Funds are offered continuously and may be purchased on any Business Day without a sales load at the shares' net asset value next determined after an order in proper form is received and accepted by the Transfer Agent. Each Fund and the Transfer Agent reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

Shares may be purchased through certain financial institutions (which may include banks), securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor. Service Agents may receive certain fees from the Distributor and/ or the Funds. See "Management -- Distribution Arrangements." Customers should contact their Service Agents for information on purchases. Each Service Agent may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Service Agent. Each Service Agent has agreed to transmit to its customers who are shareholders of a Fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers.

From time to time the Distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other sources available to it. The Distributor also may make payments for marketing, promotional or related expenses to dealers who engage in marketing efforts on behalf of the Funds. The amounts of these payments will be determined by the Distributor in its sole discretion and may vary among different dealers.

EXCHANGES

Shares of each Fund may be exchanged without charge for shares of each other Fund and for shares of certain other CitiFunds,(SM) and may be acquired through an exchange of shares of those funds.

Shareholders may place exchange orders through the Transfer Agent or, if they are customers of a Service Agent, through their Service Agent, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received and accepted by the Transfer Agent. See "Valuation of Shares." Shares of the Funds may be exchanged only after payment in federal funds for the shares has been received by the Transfer Agent.

This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

REDEMPTIONS

Fund shares may be redeemed at their net asset value next determined after a redemption request in proper form is received by the Transfer Agent. Each Service Agent is responsible for the prompt transmission of redemption orders to the Funds on behalf of its customers. A Service Agent may establish requirements or procedures regarding submission of redemption requests by its customers that are different from those described below. Investors should consult their Service Agents for details. A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.

Redemptions by Mail. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by the Transfer Agent or a shareholder's Service Agent) to the Transfer Agent or, if shareholders are customers of a Service Agent, their Service Agent. Shareholders are responsible for ensuring that a request for redemption is in proper form.

Redemptions by Telephone. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the Transfer Agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds, the Transfer Agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund, the Transfer Agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

Payment of Redemptions. The proceeds of a redemption are paid in federal funds normally on the next Business Day, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, a Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value; Valuation of Securities; Additional Redemption Information" in the Statement of Additional Information regarding the Funds' right to pay the redemption price in kind with securities (instead of cash).

Questions about redemption requirements should be referred to the Transfer Agent or, for customers of a Service Agent, their Service Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of each Fund's net income, if any, from dividends and interest is paid to its shareholders of record as a dividend as follows:

For CitiSelect Folio 200 and CitiSelect Folio 300, quarterly on or about the last day of March, June, September and December.

For CitiSelect Folio 400 and CitiSelect Folio 500, annually on or about the last day of December.

Each Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

A shareholder may elect to receive dividends and capital gains distributions in either cash or additional shares of the same Fund issued at net asset value.

MANAGEMENT

TRUSTEES AND OFFICERS: Each Fund is supervised by the Board of Trustees of CitiFunds Trust I. Each Portfolio is supervised by the Board of Trustees of Asset Allocation Portfolios or The Premium Portfolios, as the case may be. In each case, a majority of the Trustees are not affiliated with Citibank. In addition, a majority of the disinterested Trustees of the Funds are different from a majority of the disinterested Trustees of the Portfolios. More information on the Trustees and officers of the Funds and the Portfolios appears under "Management" in the Statement of Additional Information.

INVESTMENT MANAGER: Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $88 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank also serves as investment adviser to other registered investment companies. Citibank's address is 153 East 53rd Street, New York, New York 10043.

Subject to policies set by the Trustees, Citibank is responsible for overall management of the Funds and has a separate Management Agreement with each Fund. Citibank also provides certain administrative services to the Funds. These administrative services include providing general office facilities and supervising the overall administration of the Funds. Pursuant to sub-administrative services agreements, the Distributor performs such sub-administrative duties for the Funds as from time to time are agreed upon by Citibank and the Distributor. The Distributor's compensation as sub-administrator is paid by Citibank.

Lawrence P. Keblusek, U.S. Chief Investment Officer of Citibank since 1995, has been the overall portfolio manager of the Funds since their inception and is responsible for determining asset allocations, supervising and monitoring the performance of the Citibank personnel described below who are responsible for the Funds' securities, and supervising and monitoring the performance of the Subadvisers. Prior to joining Citibank in 1995, Mr. Keblusek, who has 25 years experience in the investment management industry, was Senior Vice President and Director of Portfolio Management for The Northern Trust Company with responsibility for investment performance in the organization's High Net Worth, Corporate and Institutional and Mutual Fund Group. Earlier in his career, Mr. Keblusek held senior investment positions with Maryland National Bank and the National Bank of Washington.

The following individuals at Citibank are responsible for daily management of the following kinds of securities of the Funds (and related investments).

LARGE CAPITALIZATION GROWTH SECURITIES
Grant D. Hobson and Richard Goldman, Vice Presidents, have been responsible for the daily management of large cap growth securities since November, 1997. Since joining Citibank in 1993, Mr. Hobson has been responsible for managing U.S. equity portfolios for mutual funds, trust and pension accounts of Citibank Global Asset Management and currently manages, or co-manages, more than $4 billion of total assets at Citibank. Prior to joining Citibank, Mr. Hobson was a securities analyst and sector manager for pension accounts and mutual funds for Axe Houghton, formerly a division of USF&G. Since 1994, Mr. Goldman has been responsible for managing U.S. equity portfolios for mutual funds and institutional accounts, and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He currently manages, or co-manages, approximately $4 billion of total assets at Citibank. He joined Citicorp's Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorp's Institutional Investor Relations Department.

SMALL CAPITALIZATION GROWTH SECURITIES
Linda J. Intini, Vice President, has been responsible for the daily management of small cap growth securities since February 1997. Ms. Intini has over nine years of experience specializing in the management of small cap equities, including over $300 million of Citibank's small cap portfolios for trusts and individuals. Prior to joining Citibank as a portfolio manager in 1992, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.

DOMESTIC FIXED INCOME SECURITIES
Mark Lindbloom, Vice President, has been responsible for the daily management of domestic fixed income securities since the Funds' inception, and has been a portfolio manager for fixed income securities since joining Citibank in 1986. Mr. Lindbloom has more than 12 years of investment management experience. Prior to joining Citibank, Mr. Lindbloom was a Fixed Income Portfolio Manager with Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.

MONEY MARKET SECURITIES
Kevin Kennedy, Vice President, has been responsible for the daily management of money market securities since the Funds' inception. Mr. Kennedy has managed the Liquidity Management Unit of the U.S. Fixed Income Department of Citibank Global Asset Management since joining Citibank in 1993. Prior to joining Citibank, Mr. Kennedy was with the Metropolitan Life Insurance Company as the Managing Trader of the Treasurer's Division. He was responsible for the management of more than $9 billion in short duration fixed income assets. Mr. Kennedy has more than 15 years of fixed income management experience.

The following Subadvisers are responsible for the daily management of the following kinds of securities of the Funds (and related investments).

LARGE CAPITALIZATION VALUE SECURITIES
Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428. Miller Anderson has been a registered investment adviser since 1974. Miller Anderson is an indirect, wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a financial services company with three major businesses: full service brokerage, credit services and asset management.

Robert Marcin, CFA, has been responsible for the daily management of large cap value securities since the Funds' inception. Mr. Marcin has been an investment professional with Miller Anderson since 1988.

SMALL CAPITALIZATION VALUE SECURITIES
Franklin Advisory Services, Inc., One Parker Plaza, 16th Floor, Fort Lee, New Jersey 07024. Franklin Advisory Services, a wholly-owned subsidiary of Franklin Resources, Inc., is a registered investment adviser. William J. Lippman, President of Franklin Advisory Services or its predecessor since 1988, has been responsible for the daily management of U.S. small capitalization value securities since the Funds' inception. Mr. Lippman also serves as Senior Vice President of Franklin Resources, Inc. and Franklin Advisers, Inc. He has been in the securities industry for over 30 years and with the Franklin Templeton Group since 1988.

INTERNATIONAL EQUITY SECURITIES
Hotchkis and Wiley, 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017. Hotchkis and Wiley is a division of the Merrill Lynch Capital Management Group, which is an operating business unit of Merrill Lynch Asset Management, L.P., a registered investment adviser. Harry W. Hartford and Sarah H. Ketterer have been responsible for the daily management of international equity securities since the Funds' inception. Mr. Hartford and Ms. Ketterer manage international equity accounts and are also responsible for international investment research. Each has served on the Investment Policy Committee at Hotchkis and Wiley since joining the firm. Prior to joining the predecessor of Hotchkis and Wiley in 1994, Mr. Hartford was with The Investment Bank of Ireland, as a Senior Manager, where he gained 10 years of experience in both international and global equity management. Prior to joining the predecessor of Hotchkis and Wiley in 1990, Ms. Ketterer was an associate with Bankers Trust and an analyst at Dean Witter.

FOREIGN GOVERNMENT SECURITIES
Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, P.O. Box 6430, Newport Beach, California 92658-9030. PIMCO is a registered investment adviser and is a subsidiary partnership of PIMCO Advisors L.P. A majority interest of PIMCO Advisors L.P. is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners, L.L.C., a limited liability company controlled by the Managing Directors of PIMCO. Lee R. Thomas, III, Senior International Portfolio Manager, has been responsible for the daily management of foreign government securities since the Funds' inception. He joined PIMCO in 1995. Previously he was a member of Investcorp's Management Committee, where he was responsible for global securities and foreign exchange trading. Prior to Investcorp, he was associated with Goldman Sachs, where he was an Executive Director in the fixed income division of the London office.

Management's discussion of each Fund's performance is included in the Funds' Annual Report to Shareholders, which investors may obtain without charge by calling 1-800-625-4554.

Management Fees. For the services of Citibank under the Management Agreements and the services of the Subadvisers, the Funds pay an aggregate fee, which is accrued daily and paid monthly, of 0.75% of each Fund's average daily net assets on an annualized basis for that Fund's then-current fiscal year. This fee is higher than the management fee paid by most mutual funds. Citibank may voluntarily agree to waive a portion of its management fee from any Fund.

The management fee is allocated among the Subadvisers at the annual rates equal to the percentages specified below of the aggregate assets managed by the particular Subadviser. Citibank retains any management fee in excess of amounts payable to the Subadvisers. Citibank pays the Subadvisers' fees to the extent they exceed the aggregate fee stated above.

    Miller Anderson & Sherrerd, LLP
        0.625% on first $25 million
        0.375% on next $75 million
        0.250% on next $400 million
        0.20% on assets in excess of $500 million

    Franklin Advisory Services, Inc.
        0.55% on first $250 million
        0.50% on remaining assets

    Hotchkis and Wiley
        0.60% on first $10 million
        0.55% on next $40 million
        0.45% on next $100 million
        0.35% on next $150 million
        0.30% on remaining assets

    PIMCO
        0.35% on first $200 million
        0.30% on remaining assets

For the period from January 1, 1997 to October 31, 1997, the management fees paid to Citibank by CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 were 0.50%, 0.73%, 0.75% and 0.70% of the applicable Fund's average daily net assets for that period, respectively.

Banking Relationships. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

Bank Regulatory Matters. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Funds. Citibank believes that its services under the Management Agreements and the activities performed by it or its affiliates as Service Agents are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Manager or a Service Agent, the Funds would seek alternative means for obtaining these services. The Funds do not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for each Fund. Securities may be held by a sub-custodian bank approved by the Trustees. State Street also provides certain fund accounting services and calculates the daily net asset value for the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

DISTRIBUTION ARRANGEMENTS: CFBDS, Inc., 21 Milk Street, Boston, MA 02109 (telephone: (617) 423-1679), is the distributor of shares of each Fund. Under a Service Plan which has been adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay monthly fees at an annual rate not to exceed 0.50% of the average daily net assets of each Fund. These fees may be used to make payments to the Distributor for distribution services, and to Service Agents and others as compensation for the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. In those states where CFBDS is not a registered broker-dealer, shares of the Funds are sold through Signature Broker-Dealer Services, Inc., as dealer.

The amounts paid by the Distributor to each Service Agent and other recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided by the Service Agent.

The Funds and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Service Plan and the purposes for which the expenditures were made.

During the period they are in effect, the Service Plan and related Distribution Agreement obligate the Funds to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for under the Service Plan for any Fund, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each Fund will pay the fees to the Distributor, Service Agents and others until the Service Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or Service Agent's expenses in excess of fees received or accrued through the termination date will be the Distributor's or Service Agent's sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Service Plan for each Fund, the Trustees will review the Plan and the expenses for each Fund separately.

TAX MATTERS

This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal and state income or federal excise taxes. Each Fund may pay withholding or other taxes to foreign governments during the year, however, and these taxes may reduce those Funds' dividends.

Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from a Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of distributions from net investment income may be eligible for the dividends-received deduction available to corporations. Distributions of long-term net capital gains will be taxed as such regardless of how long the shares of a Fund have been held. Such capital gains may be taxable to shareholders that are individuals, estates or trusts at maximum rates of 20%, 25% or 28%, depending on the source of the gains.

Fund distributions will reduce the distributing Fund's net asset value per share. Shareholders who buy shares just before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Early each year, each Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year. Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.

PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications in terms of total rate of return. All performance information is historical and is not intended to indicate future performance. Total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

Each Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period and reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

Of course, any fees charged by a shareholder's Service Agent will reduce that shareholder's net return on investment. See the Statement of Additional Information for more information concerning the calculation of total rate of return quotations for the Funds.

GENERAL INFORMATION

ORGANIZATION: Each Fund is a series of CitiFunds Trust I. CitiFunds Trust I is a Massachusetts business trust which was organized on April 13, 1984; it also is an open-end management investment company registered under the 1940 Act. Prior to March 2, 1998, CitiFunds Trust I was called Landmark Funds I.

Each Fund is a diversified mutual fund. Under the 1940 Act, a diversified mutual fund must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the mutual fund and not more than 10% of the voting securities of the issuer.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

Each Fund invests in multiple Portfolios. Each Portfolio is a series of Asset Allocation Portfolios or The Premium Portfolios, New York trusts which are also investment companies registered under the 1940 Act. Each Portfolio invests directly in securities in a particular asset class, such as large capitalization growth securities and related investments, or foreign government securities and related investments. As a result, all of the Funds' securities in a particular asset class are managed in a single pool.

VOTING AND OTHER RIGHTS: CitiFunds Trust I may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of CitiFunds Trust I have equal voting rights except that, in matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

At any meeting of shareholders of any Fund, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

As a Massachusetts business trust, CitiFunds Trust I is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in a Fund's or Portfolio's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that Fund.

CERTIFICATES: The Funds' Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

RETIREMENT PLANS: Investors may be able to establish new accounts in a Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Service Agent and their tax and retirement advisers.

EXPENSES: In addition to amounts payable under its Management Agreement and Service Plan, each Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank or the Fund's distributor, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums.

For the period from June 17, 1996 (September 3, 1996, for CitiSelect Folio 500), commencement of operations of the Funds, through December 31, 1996, the annualized expenses of each Fund (expressed as a percentage of the Fund's average daily net assets for that period) were 1.50% for CitiSelect Folio 200 and CitiSelect Folio 300; and 1.75% for CitiSelect Folio 400 and CitiSelect Folio 500. For the period from January 1, 1997 to October 31, 1997, the annualized expenses of each Fund (expressed as a percentage of the Fund's average daily net assets for that period) were 1.50% for CitiSelect Folio 200 and CitiSelect Folio 300, 1.65% for CitiSelect Folio 400 and 1.72% for CitiSelect Folio 500.

All fee waivers and reimbursements are voluntary and may be reduced or terminated at any time.

COUNSEL AND INDEPENDENT AUDITOR: Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, is counsel for each Fund. Price Waterhouse LLP, 160 Federal Street, Boston MA 02110, serves as independent auditor for each Fund.

--------------------------------------------------------------------------------

The Statement of Additional Information dated the date hereof contains more detailed information about the Funds and the Portfolios, including information relating to (i) investment policies and restrictions, (ii) the Trustees, officers and investment manager, (iii) securities transactions, (iv) the Funds' shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information, and (vi) the determination of net asset value.

No person has been authorized to give any information or make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering by the Funds or their distributor in any jurisdiction in which such offering may not lawfully be made.

APPENDIX

PERMITTED INVESTMENTS AND
INVESTMENT PRACTICES

Repurchase Agreements. Each Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate additional income, each Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Fund would not exceed 30% of the Fund's total assets.

In the event of the bankruptcy of the other party to a securities loan, repurchase agreement or reverse repurchase agreement, a Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities loaned or sold has increased or the value of the securities purchased has decreased, the Fund could experience a loss.

Convertible Securities. Each Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities purchased are not subject to the rating requirements applicable to the Funds' purchase of fixed income investments.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Rule 144A Securities. Each Fund may purchase restricted securities that are not registered for sale to the general public. If it is determined that there is a dealer or institutional market in the securities, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Private Placements and Illiquid Investments. Each Fund may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

"When-Issued" Securities. In order to ensure the availability of suitable securities, each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

Commercial Paper. Each Fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

Depositary Receipts for Securities. American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for a Fund to make non-U.S. investments. These securities are not usually traded in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

Other Investment Companies. Subject to applicable statutory and regulatory limitations, assets of each Fund may be invested in shares of other investment companies. Each Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold securities of non-U.S. issuers.

Currency Exchange Contracts. Forward currency exchange contracts may be entered into for each Fund for the purchase or sale of non-U.S. currency to hedge against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of non-U.S. issuers that have been purchased or sold (but not settled) for the Fund.

Each Fund may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Fund's holdings denominated in the currency sold.

Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

Securities Rated Baa or BBB. Each Fund may purchase securities rated Baa by Moody's or BBB by S&P and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

Asset-Backed Securities. Each Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

Each Fund also may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. Government or one of its agencies and backed by the full faith and credit of the U.S. Government, including direct pass-through certificates of GNMA, as well as mortgage-backed securities for which principal and interest payments are backed by the credit of particular agencies of the U.S. Government. Mortgage-backed securities are generally backed or collateralized by a pool of mortgages. These securities are sometimes called collateralized mortgage obligations or CMOs.

Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment, because the underlying mortgages are refinanced to take advantage of the lower rates. Thus the prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

Additionally mortgage-backed securities are also subject to maturity extension risk, that is, the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively convert a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. Thus, a rising interest rate would not only likely decrease the value of a Fund's securities, but would also increase the inherent volatility of the Fund by effectively converting short term debt instruments into long term debt instruments.

Dollar Rolls. The Funds also may enter into "dollar rolls." A dollar roll is a transaction pursuant to which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which a Fund establishes a segregated account with liquid high grade debt securities equal in value to the securities subject to repurchase by the Fund. The Funds will invest only in covered rolls.

Swaps and Related Transactions. Each Fund may enter into swap agreements with other institutional investors with respect to foreign currencies, interest rates and securities indexes and may enter into other types of available swap agreements, such as caps, collars and floors, for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. In a standard swap agreement, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or investments.

Each Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying and selling a floor.

Swap agreements are subject to each Fund's overall limit that not more than 10% of its net assets may be invested in illiquid securities, and no Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Futures. Because the value of a futures contract changes based on the price of the underlying security or other asset, futures contracts are considered to be "derivatives." Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. When a Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of a Fund's initial margin deposit. None of the Funds currently intends to enter into a futures contract if, as a result, the initial margin deposits on all of that Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, each Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of the Fund's other assets and to segregate sufficient assets to meet its obligations under outstanding futures contracts.

The ability of a Fund to utilize futures contracts successfully will depend on the Fund's ability to predict interest rate, stock price or currency movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Fund's view as to interest rate, stock price or currency movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in a Fund's related portfolio position. Also, the futures markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position. As noted, each Fund may also enter into transactions in futures contracts for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, which could increase the risks incurred by the Fund in entering into such transactions.

The use of futures contracts potentially exposes a Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases a Fund's potential for both gain and loss. As noted above, each of the Funds intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund.

Options. Each Fund may write (sell) covered call and put options and purchase call and put options on securities. A Fund will write options on securities for the purpose of increasing its return on such securities and/or to protect the values of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. If the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium.

By writing a call option on a security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

Each of the Funds also may purchase options on a non-U.S. currency in order to protect against currency rate fluctuations. If a Fund purchases a put option on a non-U.S. currency and the value of the U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency. Each Fund also may buy and write options on stock indices.

Each Fund may purchase and write options to buy or sell interest rate futures contracts and options on stock index futures contracts. Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by a Fund in order to protect against declines in values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging the portfolio of a Fund than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

Each Fund may enter into forward foreign currency contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract. A Fund may enter into forward contracts for hedging and non-hedging purposes including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Each Fund has established procedures consistent with statements of the SEC and its staff regarding the use of forward contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described herein.

Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while forward contracts may be entered into only in the over-the-counter market. Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. The securities underlying options and futures contracts traded by a Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S.
markets.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, a Fund may sell futures contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the futures transactions will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction.

Options, futures contracts, options on futures contracts, forward contracts and swaps may be used alone or in combinations in order to create synthetic exposure to securities in which a Fund otherwise invests, such as non-U.S. government securities. In such instances, the Fund will also be subject to the risks associated with these types of securities, such as counterparty risk in swap transactions.

                     [This page intentionally left blank]

                     [This page intentionally left blank]

                     [This page intentionally left blank]



















CSP/398             [Recycle Logo] Printed on recycled paper